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                                                                    EXHIBIT 23.1


                            CONSENT OF LEGAL COUNSEL


        WE HEREBY CONSENT TO THE USE OF OUR NAME AND OF OUR OPINION IN THE FORM S-8 REGISTRATION STATEMENT OF AMERICAN I R TECHNOLOGIES INC.


OKLAHOMA CITY, OKLAHOMA                           STEPHEN A. ZRENDA, JR., P.C.
MAY 10, 2001

                                                  BY: /S/ STEPHEN A. ZRENDA, JR.
                                                  ------------------------------
                                                      STEPHEN A. ZRENDA, JR.